UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): July 2, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     333-36234                  94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

          1155 Battery Street
      San Francisco, California                                   94111
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated July 2, 2003 titled "Levi Strauss & Co. Names Pat House to Board of Directors."


ITEM 7.  EXHIBIT.

99      Press Release dated July 2, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 2003


                                        LEVI STRAUSS & CO.


                                        By /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------

   99                Press Release dated July 2, 2003.

                                                                      Exhibit 99

                                    1155 Battery Street, San Francisco, CA 94111
STRAUSS
   & Co.
  NEWS

FOR IMMEDIATE RELEASE                       CONTACT: Linda Butler
                                                     Levi Strauss & Co.
                                                     415/501-6070

            Levi Strauss & Co. Names Pat House to Board of Directors

SAN FRANCISCO (July 2, 2003) -- Levi Strauss & Co. (LS&CO.) today elected Pat House, vice chair of Siebel Systems, Inc., to its Board of Directors.

House, 49, co-founded Siebel Systems in 1993 and has been instrumental in the firm's impressive growth during the past decade. She has held a variety of executive positions at Siebel, including executive vice president, and was named by Fortune magazine as one of "The Most Powerful Women in Business" in 2000.
   -------

"I'm thrilled to welcome a leader of such high caliber to our Board," said LS&CO.'s chairman Bob Haas. "Pat has an exceptional track record. She is a superb marketer with an extensive business background and can provide us with critical insights as we transform and grow the company. I look forward to working with her and to the valuable contributions she will make to our Board deliberations."

House has held managerial and executive positions at Verbatim Corporation, Oracle Corporation and Frame Technology Corporation. She is a guest professor at Stanford University and the co-author of the business best seller, "Cyber Rules," published by Doubleday.

"There aren't many companies that are 150 years old and have such an excellent reputation for doing business distinctively and responsibly. I am excited about the opportunity to help build the company's brands with its leadership team and Board members," House said.
                                    - more -

LS&CO. Names Pat House/Add One
July 2, 2003

House graduated from Western Michigan University with a B.A. in Education.

Levi Strauss & Co. is one of the world's largest brand-name apparel marketers with 2002 sales of $4.1 billion. The company manufactures and markets branded jeans and casual sportswear under the Levi's(R), Dockers(R) and Levi Strauss Signature(TM) brands.

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